UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

NETOPIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32981	94-3033136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6001 Shellmound Street, 4th floor

Emeryville, CA 94608

(510) 420-7400

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Netopia, Inc. (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on November 14, 2006 to refile Exhibit 2.1 – Agreement and Plan of Merger, dated as of November 13, 2006, among the Company, Motorola, Inc., and Motorola GTG Subsidiary IV Corp. The previously filed Form 8-K contained a copy of this agreement with a typographical error in the date specified in Section 9.2(a).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of November 13, 2006, among the Company, Motorola, Inc., and Motorola GTG Subsidiary IV Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETOPIA, INC.

Date: December 12, 2006	/s/ Alan B. Lefkof
By: Alan B. Lefkof
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 13, 2006, among the Company, Motorola, Inc. and Motorola GTG Subsidiary IV Corp.